EX-1.A.(10)
Application Form

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15
A141
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1  Proposed Insured Information
Full                                                                                   |_|Male            Date of
Name                                                                                   |_|Female          Birth
                First                Middle                 Last                                                Month   Day    Year
                                                                                           |_|Married     |_| Divorced   |_|Widowed
State of Birth                                         SSN                                 |_|Single      |_| Separated

Former Full Name
                                               First                         Middle                              Last
Street Address                                                  City                                        State         Zip

Home Phone No.    (     )                                   Driver's License No.                             State Issued

Occupation and Duties                                                Work Phone No.   (   )                  Years Employed

Employer                                                                 Street Address

City                                                                         State                                Zip

Best Place to Call                                                           Best Time to Call

Former                                                                       Occupation and
Employer                                                                     Duties
                          (If employed less than 2 years, complete former employer information listed above.)

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2  Proposed Insured Information (Complete this Section for the second Insured if applying for Survivorship Variable Universal Life -
SVUL.)
Full                                                                                   |_|Male            Date of
Name                                                                                   |_|Female          Birth
                First                Middle                 Last                                                Month    Day   Year
                                                                                           |_|Married     |_| Divorced   |_|Widowed
State of Birth                                         SSN                                 |_|Single      |_| Separated

Former Full Name
                                               First                         Middle                              Last
Street Address                                                  City                                 State             Zip

Home Phone No.    (     )                                   Driver's License No.                            State Issued

Occupation and Duties                                                Work Phone No.   (   )                      Years Employed

Employer                                                                 Street Address

City                                                                         State                                      Zip

Best Place to Call                                                           Best Time to Call

Former                                                                       Occupation and
Employer                                                                     Duties
                          (If employed less than 2 years, complete former employer information listed above.)

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3  Ownership Information (If VUL, the Insured will be owner, unless otherwise stated.  If SVUL, both Insureds will be the owner, unless otherwise stated.)
Primary                                                                                |_|Male            Date of
Owner                                                                      |_| Trustee |_|Female          Birth
                First                Middle                 Last                                               Month  Day    Year

State of                                    SSN or                                               Relationship
Birth                                        Tax ID                                              to Insured

Street Address                                                    City                              State             Zip

Successor                                                                                 Relationship
Owner                                                                                     to Insured
           (If multiple successor owners, show the order and distribution in Section 14, Special Requests.)
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4  Applicant Information (Complete this Section if the applicant is someone other than the Insured(s) or owner.)
                                                                                       |_|Male            Relationship
Applicant                                                                 |_|  Trustee |_|Female          to Insured
                    First             Middle               Last

Street Address                                                       City                            State             Zip

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5  Beneficiary Information (Unless otherwise stated, benefits are payable equally to the named beneficiary(s) or to the survivor or survivors.  If benefits are payable other than equally, please indicate a contingent beneficiary for each primary beneficiary.)

Primary Beneficiary - First and Last Name (with right to change)                          Relationship to Insured





Contingent Beneficiary - First and Last Name (with right to change)                       Relationship to Insured



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6  Variable Universal Life (VUL) (Complete this Section if applying for VUL.  Complete Section 7 if applying for SVUL.)
                                                                                                                     Coverage  |_|A
Plan Name                                                            Specified Amount $                              Option    |_|B
                                                                                                                               |_|C
Planned                                                              Proposed
Premium $                                                            Risk Class

Special Class                                                        Reason for Special
Premium $                                                            Class Premium

Riders/Benefits
|_|  Disability Continuance of Insurance           |_|  Spouse's Term                       units  |_| Living Benefits Rider
|_|  Disability Payment of Premium $               |_|  Children's Term                     units  |_| Maturity Extension Rider
|_|  Extra Protection Rider $                      |_|  Assured Insurability $                     |_| Guaranteed Minimum Death
|_|  Other Insured Coverage                        |_| Accidental Death $                              Benefit Rider
          (Complete OI information below)                                                          |_| Other

Other Insureds (OI)                                                         Marital
                                    Full Name                               Status      Specified Amount
                                                          |_|Non-Tobacco
1st OI                                                    |_|Tobacco                  $                        |_| ADB $
                                                          |_|Non-Tobacco
2nd OI                                                    |_|Tobacco                  $                        |_| ADB $
             First          Middle           Last

Complete the following for all Other Insureds. If years employed is less than 2, show prior occupation in Section 14, Special
Requests. If any information is identical to the Primary Insured's, write Same.
                                                                      Occupations               Employer's Name             Yrs.
               Social Security Number       State of Birth         and Exact Duties               and Address               Emp.

1st OI
2nd OI

                                                                                         Most Convenient              Driver's
                    Street Address,                            Telephone No.             Time and Place            License Number &
                   City, State, Zip                    |_|  home     |_| work              to Contact                State Issued

1st OI                                                    (   )
                                                       |_|  home     |_| work

2nd OI                                                    (   )
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7  Survivorship Variable Universal Life (SVUL) (Complete this Section if applying for SVUL.)
                                                                Specified                                  Coverage   |_| A   |_| B
Plan Name                                                       Amount $                                   Option     |_| L

Planned                                                         Proposed
Premium $                                                       Risk Class

Special Class                                                   Reason for Special
Premium $                                                       Class Premium

Riders/Benefits
|_|  Additional Insurance Amount $                        ; increase by             % or $             annually
|_|  Guaranteed Minimum Death Benefit Option (not available with Option B)
|_|  Contract Split Option Rider
|_|  Joint First-to-Die Term Rider:  (First Insured) $              ; decrease by         % or $                   annually
                                    (Second Insured) $              ; decrease by         % or $                   annually
|_|  Joint Survivorship Four Year Term Rider $
|_|  Other

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8  Premium Allocations
o  Initial Premium $

o  Select initial premium allocations on page 18 of this application. Show percent allocated to each fund. Use whole percentages - total must equal 100%.

o  A maximum of 15 fund selections is available at any one time.

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9  Monthly Dollar Cost Averaging

o  |_| Match initial premium allocations as shown on page 18 of this application.

o  If fund selection options for the Monthly Dollar Cost Averaging Plan are different than the initial premium allocations, make fund selections for this plan on page 18 of the application.

o  To  participate  in the Monthly Dollar Cost Averaging Plan, a percentage must be directed to the Federated Prime Money Fund II
   Subaccount when selecting the initial premium allocation.

o  Transfer $                     monthly over a           month period from the Federated Prime Money Fund II Subaccount to the selected subaccounts. The Monthly Dollar Cost Averaging Plan may be elected for a period from 3 to 36 months.

o  At least $250 must be transferred from the Federated Prime Money Fund II Subaccount each month. Transfers under this plan may not commence until the later of:  (1) 30 days after the contract date; or (2) five days after the end of the free look period.

o  Transfers made under this plan will not count toward the six free transfers permitted each contract year.

o  To start this plan in the future, you must complete a Dollar Cost Averaging Request Form and send it to Kansas City Life.

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10 Quarterly Portfolio Rebalancing

o  |_| Match initial premium allocations as shown on page 18 of this application.

o  If fund selection options for the Quarterly Portfolio Rebalancing Plan are different than the initial premium allocations, make fund selections for this plan on page 18 of the application.

o  Fixed account assets will not be included in the Quarterly Portfolio Rebalancing Plan.

o  If you are not currently participating in the Monthly Dollar Cost Averaging Plan, Kansas City Life will redistribute funds in the variable account on a quarterly basis according to the percentages selected, provided the account is in good order. The Quarterly
   Portfolio Rebalancing Plan will not be available until the Monthly Dollar Cost Averaging Plan has been completed.

o  If you make a change to premium  allocations,  we automatically  change Quarterly Portfolio  Rebalancing  allocations to match the new premium allocations, unless you give us other instructions.

o  Any requested  transfer,  either by written  request or telephone  transfer,  will  automatically  cancel the Quarterly Portfolio
   Rebalancing  Plan unless you authorize a change in premium  allocation  at that time. You may also cancel this plan by calling or sending a written notice to Kansas City Life.

o  Transfers made under this plan will not count toward the six free transfers permitted each contract year.

o  To start this plan in the future,  you must  complete a Quarterly  Portfolio  Rebalancing  Request  Form and send it to Kansas
   City Life.

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11  Telephone Access Authorization

|_| Yes |_| No If answered Yes, I am giving Kansas City Life authority to honor telephone instructions from me to transfer among subaccounts and the fixed account, change the premium allocation, change Dollar Cost Averaging allocations, change Portfolio Rebalancing allocations or request a contract loan.

|_| Yes |_| No If answered Yes, I am giving the Registered Representative/Agent of record authority to transfer among subaccounts and the fixed account, change the premium allocation, change Dollar Cost Averaging allocations, change Portfolio
               Rebalancing allocations, or request a contract loan.

This authorization  is subject to the terms and provisions in the contract and  prospectus. Kansas City Life will not be held liable for any loss, liability, cost, or expense for acting on the  telephone  instructions.  Kansas City Life's  liability  for  erroneous transactions, unless clearly  contrary to  instructions  received, will be limited to the correction of the allocations on a current basis. I understand that Kansas City Life will provide written  confirmation of the telephone transaction, and that Kansas City Life will monitor and record my telephone call.

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12  Billing Information

Premium          |_|      |_|     |_|     |_|     |_|    |_|      |_|      |_|     |_|      |_|
Mode             Ann      SA      Qtly     Mo     PAC     GA       CB      FAP    Single   Other

Premium       |_|Owner                    |_|  Other (If other, give name and address below.)
Notices to    |_|Primary Insured


Modal Premium Amount for
Other Financial Services $



Branch of Service for
Government Allotment                                                 Payor's SSN for Government Allotment
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13  Temporary Insurance Agreement (TIA) Health Questions

Has(Have) the person(s) listed as Proposed Insured(s) in Section 17, Health Statement of the application:

1.  within the past 90 days, been admitted to a hospital or other medical facility, been advised to be admitted, or has surgery
    performed or recommended?.....................................................................................   |_| Yes|_|  No

2.  within the past 2 years, been treated for heart trouble, stroke, or cancer, or had such treatment recommended by a pysician or
    other medical practitioner?...................................................................................   |_| Yes|_|  No

If either of the above questions is answered Yes or left blank with respect to the Primary Insured, no agent of Kansas City Life
Insurance Company is authorized to accept money and no insurance will take effect under the TIA.  If either of the above questions is answered Yes with respect to any other Proposed Insured(s), no insurance will take effect under the TIA for that(those)
individual(s).

Name(s) of individual(s) to which any Yes answer applies and who do(does) not qualify for temporary insurance:



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14 Special Requests (Contract date, alternate or additional contract, existing PAC or CB number, etc.)  Home Office Endorsements
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15  Replacement

1. Will the proposed contract be part of an IRC Section 1035 Exchange?............................................   |_| Yes|_|  No

Note:  With all applications complete separate form "Supplemental Information for Life Insurance Annuities"


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16  Evidence of Insurability (List details of insurance in force on all Proposed Insureds.  If none, indicate none.)

Existing Insurance

                                                                                     Year              Insurance            ADB
                  Proposed Insured(s)                         Company               Issued              Amount            Amount

                                                                                                     $                 $

                                                                                                     $                 $

                                                                                                     $                 $

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Insurance History

1. In the past 3 years have any of the Proposed Insureds applied for life or health insurance or reinstatement
   thereof without receiving it exactly as requested?.............................................................    |_| Yes|_|  No
2. Do any of the Proposed Insureds have an application for life or health insurance pending with any other insurance
   company or intend to apply for such insurance within the next 10 days?.........................................    |_| Yes|_|  No

Details to all Yes answers:





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Juvenile Insurance (Age 0-17)

1. If any Proposed Insured(s) is(are) less than 1, what was birth weight? (name and birth weight)
2. If any Proposed Insured(s) is(are) age 5-15, what is grade in school? (name and grade)
3. Are all children insured equally?  |_|Yes    |_|No     If No, please explain.
4. Amount of insurance in force on father $
5. Amount of insurance in force on mother $

16  Evidence of Insurability (continued)

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Non Medical Underwriting Questions

Questions apply to all Proposed Insureds.
  1. Do any of the family members listed on this application live outside the Primary Insured's household?....  |_| Yes|_|  No
  2. Are any Proposed Insureds not a U.S. citizen?............................................................  |_| Yes|_|  No
     If Yes, how long has(have) the Proposed Insured(s) been in the United States?
     Type of Visa?                                            Visa Number?
  3. Have any of the Proposed Insureds in the last 12 months, or do any of the Proposed Insureds within the next 24 months, intend to travel or reside outside the continental U.S. or Canada?
     If yes, explain below....................................................................................  |_| Yes|_|  No
  4. In the past 3 years, has any Proposed Insured(s):
     a.  been cited or convicted for any moving motor vehicle violations? If Yes, explain below. .............  |_| Yes|_|  No
     b.  had a driver's license suspended or revoked? If Yes, explain below. .................................  |_| Yes|_|  No
     c.  flown as a pilot, co-pilot, or crew member of an aircraft? If Yes, complete the Aviation
         Questionnaire........................................................................................  |_| Yes|_|  No
     d.  engaged in sky or scuba diving, hang gliding, racing or any other hazardous sport or hobby? If Yes,
         complete the Avocations Questionnaire................................................................  |_| Yes|_|  No
  5. Has any Proposed Insured(s) ever been convicted of a felony? If Yes, explain below.......................  |_| Yes|_|  No
  6. For Proposed Insured(s) (a) and Other Insureds (b), is there any family history of diabetes, cancer, high
     blood pressure, heart or kidney disease, mental illness, suicide or stroke? If yes, explain below........  |_| Yes|_|  No
  -------------------- ------------------------- ---------------------------------------------------------- ------------------------
                            Age if Living                                                                         Age at Death
     Relationship           a            b                  Family History or Cause of Death                      a           b
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
        Father
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
        Mother
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------
       Brothers
         and
       Sisters
  -------------------- ------------- ----------- ---------------------------------------------------------- ------------ -----------

Details to all Yes answers:





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Financial Information

Complete For Personal Insurance Sales

Purpose of insurance    |_| Family Income Protection     |_| Estate Planning        |_|College Savings      |_|Other
(Check all that apply)  |_| Mortgage Protection          |_| Retirement Savings     |_|Final Expenses

Annual earned income (Include Salary, Bonus, Commissions)
|_| Proposed Insured $                                                   |_|Other Insured $
|_| Spouse $                                                             |_|Family net worth $
                                                                                              (Total assets minus total liabilities)
Has(Have) the Proposed Insured(s) ever filed bankruptcy?     |_|Yes |_| No
If Yes, please provide type (Chapter |_| 7,      |_| 11,  |_| 13) and date closed.
Spouse's Occupation                                               Amount of life insurance in force on Spouse $

Complete For Business Insurance Sales

Purpose of insurance     |_|Key Person                 |_| Buy/Sell      |_|Other
(Check all that apply)   |_|Deferred Compensation      |_| Creditor

For the option(s) checked, how was amount of insurance determined?
                                                                                          (Please provide documentation)
Annual earned income of Proposed Insured $                                        Proposed Insured's ownership of company          %
Are other owners, officers or key persons being insured?   |_|Yes    |_|No      If No, please explain.
Total assets of company $                                       Total liabilities of company $
Net worth of company $                                 Net income of company after taxes last fiscal year $
Has company ever filed bankruptcy?    |_|Yes    |_|No  If Yes, please provide type (Chapter |_| 7, |_| 11, |_| 13) and date closed.
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17  Health Statement

  ---------------------------------------- --------------- -------------------- ----- ---- -------------------- -------------------
                                           --------------                                                          *Weight Change
                                            Relationship         Birthdate                        Build             in past year
                                             to Primary
  ---------------------------------------- --------------- -------------------- ----- ---- -------------------- -------------------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  Print full names of all to be insured.      Insured       Month   Day   Year   Age   Sex   Ft.   In.     Lb.     Gain      Loss
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  1.  Primary Insured                            X            X      X      X     X    X
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  2.
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  3.
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  4.
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  5.
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------
  6.
  ---------------------------------------- --------------- ------- ----- ------ ----- ---- ----- ------- ------ --------- ---------

                                                                                ------ ------ --------------------------------------
*Questions apply to all Proposed Insureds                                        Yes    No    *Give DETAILS to Yes answers. Identify
                                                                                ------ ------  Proposed Insured(s),question,
1.   Do you take prescription medicine?.......................................  ------ ------  specify conditions,severity,dates,
                                                                                ------ ------  duration, after-effects, weight gain
2.   Are you currently pregnant? Due date?                    ................  ------ ------  or loss, and names and addresses of
3.   Have you ever used or received treatment or counseling for the use of                     all attending physicians and
     marijuana, heroin, cocaine, amphetamines, barbiturates, hallucinogenic     ------ ------  medical facilities.
     agents or opium or its derivatives?......................................  ------ ------ --------------------------------------
4.   Have any of the Proposed Insureds used any form of nicotine/tobacco in the ------ ------
     last 12 months? (i.e., cigar, pipe, smokeless tobacco, cigarettes, etc.).  ------ ------
     If cigarettes, how many packs per day?                                     ------ ------
5.   Have you sought advice or been treated for the use of alcohol, or been arrested for an alcohol related incident?................................  ------ ------


During the last 5 years have you:
6.   been hospitalized or had medical advice, diagnostic tests recommended, or  ------ ------
     treatment by a physician or other medical practitioner?..................  ------ ------


During the last 10 years have you been diagnosed or treated for any disease or disorder of:
7.   brain and nervous system - anxiety, depression, mental illness, epilepsy, seizures, stroke, paralysis?.............................................  ------ ------
8.   sight or hearing?........................................................  ------ ------
9.   blood - anemia or leukemia?..............................................  ------ ------
10.  tumor or cancer?.........................................................  ------ ------
11.  heart/blood vessels - murmur, chest pain or pressure, palpitations, heart  ------ ------
     attack?..................................................................  ------ ------
12.  blood pressure?..........................................................  ------ ------
13.  thyroid or glandular trouble?............................................  ------ ------
14.  lungs - asthma, emphysema, tuberculosis?.................................  ------ ------
15.  digestive system - ulcer, intestines or rectum, polyps, colitis?.........  ------ ------
16.  liver - elevated enzymes, cirrhosis, hepatitis?..........................  ------ ------
17.  diabetes - sugar in urine?...............................................  ------ ------
18.  kidney/bladder or prostate - albumin, blood or pus in urine?.............  ------ ------
19.  bone, joint, muscles, back or spine - arthritis?.........................  ------ ------
20.  breasts, uterus, ovaries?................................................  ------ ------
21.  menstruation or pregnancy?...............................................  ------ ------


Have you ever been diagnosed or treated for:                                    ------ ------
22.  a sexually transmitted disease?..........................................  ------ ------
23.  Acquired Immune Deficiency Syndrome (AIDS) or tested HIV positive?.......  ------ ------ --------------------------------------

Names, addresses and phone numbers of personal or family physicians. (If none, list last physician, clinic or hospital consulted.)


Date and Reason                                                                                 Clinic or VA
last consulted                                                                                  Claim Number
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18 Civilian Aviation Questionnaire

Name of Proposed Insured(s)

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As a pilot or student pilot, indicate the number of hours flown in command                         Date of last flight

Type of license currently held |_| Commercial |_| Student |_| Private         Do you hold a valid instrument rating? |_| Yes  |_|No

Number of hours flown                       Number of hours flown                       Number of flying hours
in the last 12 months                       in the last 12-24 months                    contemplated in next 12 months

Purpose of present             |_| Pleasure          |_|Personal Business
and future flying              |_| Commercial        |_|Other (specify)

Type and class                 |_| Propeller         |_|Glider                      |_|Home-Built                  |_|Helicopter
of aircraft flown              |_| Jet               |_|Balloon                     |_|Ultralite                   |_|Hang Glider

Do you expect to engage in any of the following type of flying during the next 12 months? If Yes, state which and number of hours.

                                    Hours                                       Hours                                        Hours
|_| Scheduled Airlines                        |_|Charter Flying                          |_| Test or Inspection Flying
|_| Nonscheduled Airlines                     |_|Freight or Mail Carrying                |_| Aerobatics
|_| Employer Owned Aircraft                   |_|Pipeline Inspection                     |_| Racing
|_| Crop Dusting                              |_|Air Taxi or Sight Seeing                |_| Any Other for Pay Flying
|_| Water Bombing                             |_|Photography                                    Type
|_| Student Instruction                       |_|Mapping

Have you ever:
     a.  been in an aircraft accident?  |_|Yes    |_|No     If Yes to a., b., or c., explain below.
     b.  been grounded?                 |_|Yes    |_|No
     c.  been fined or reprimanded?     |_|Yes    |_|No

Do you have any operational limitations on your medical certificate?   |_|Yes    |_|No    If Yes, explain below.

Do you contemplate any flying in Alaska?     |_| Yes   |_| No

Do you contemplate any flying outside the continental United States?   |_|Yes    |_|No       If Yes, explain below.

If aviation required an extra premium or exclusion rider, which would you prefer?       |_| Extra Premium       |_| Exclusion Rider

Details to all Yes answers:



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19  Military Questionnaire
Name of                                                       Permanent Address
Proposed Insured(s)                                           (non-military residence)

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Status

Branch of Service                                         Date entered active service                   Present pay grade

Name and location of present unit

Have you or your unit been alerted for overseas assignment?   |_|Yes    |_|No      If Yes, where?

Usual duty assignment (i.e., Tank Mechanic, Cook, Radar Operator, etc.)

Do you qualify for hazardous duty pay?    |_| Yes  |_|No    If Yes, why? (i.e., flying duty, submarine duty, etc.).

Have you any reason to believe you will, within the next 90 days, be transferred or have you any knowledge of any change in
activities?   |_|Yes    |_|No    If Yes, give details.

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Military Aviation

How many total hours have you accumulated as a pilot or as a crew member?

Hours estimated next 12 months as a pilot or as a crew member?

Job title                                                         Aviation activity and duties

Do you fly for proficiency only? |_| Yes  |_| No   If Yes, specify hours flown and give full details.

Duty assignment (MAC, SAC, TAC, etc.)                  Aircraft in which duties are performed (F4, B52, T28, HO-1, etc.)
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20  Avocations Questionnaire

Name of Proposed Insured(s)

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Underwater Diving
                                         Average                 Average Time         Last             1 to 2       Estimated Next
Frequency (Days)                          Depth                    (minutes)        12 Months         Years Ago        12 Months
                                         0-65 ft.
                                        66-100 ft.
Type     |_| Scuba                     101-150 ft.
         |_| Skin or snorkel           Over 150 ft.
Purpose
|_| Recreation                |_| Wreck/Salvage/Retrieval             |_|Commercial
|_| Search/Rescue             |_| Instructor                          |_|Other
Certification (Check highest certificate attained.)
|_| Basic    |_|Open-Water         |_|Advanced Open Water        |_| Dive Master/Instructor     |_|No Certificate
Locations
|_| Lakes                     |_| Rivers                              |_|Oceans
|_| Quarries                  |_| Pools                               |_|Other
Do you use the "buddy system"?   |_| Yes   |_| No         Do you do any ice diving?   |_|Yes    |_|No
Do you do any cave diving?       |_| Yes|_|No  Date of last dive

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Parachuting or Skydiving
|_| Amateur                        Association
|_| Professional                   or club member   |_|Yes    |_|No
Number                                      Date of                                              Average number
of years                                    last jump                                            of jumps per year
Do you compete for record attempts?    |_|Yes    |_|No                 Do you use experimental equipment?     |_| Yes   |_|No

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Automobile Racing
Type of vehicle                                                   What is the maximum                 What is the average
used in races?                                                    speed attained?                     speed attained?
Purposes          |_|Amateur        |_|Both (give details)
of racing         |_|Professional
How many races did you                   How many races did you                          How many races do you expect
enter in the last 12 months?             enter in the last 13-24 months?                 to enter in the next 12 months?

|_| Championship (Indy Cars)
|_| Demolition
|_| Drag Racing (Check all that apply:  |_| Funny Car, |_| Top Fuel, |_| Pro Stock, |_| Modified Production, |_| Modified Super
                                        Stock, |_| Pure Stock)
|_| Formula Racing (Check all that apply: |_| Formula One, |_| Supervee, |_| Vee, |_| Ford)
|_| Midget Car Racing
|_| Sports Car Racing (Check all that apply: |_| CanAm, |_| TransAm, |_| Production, |_| A, |_| B, |_| C, |_| All American GT, |_|
                                             Showroom Stock, |_| Vintage Sports)
|_| Stock Car (Check all that apply:|_|NASCAR Winston Cup Division, |_| Winston Division, |_| NASCAR Busch Grand National Division,
                                    |_| NASCAR Modified Division, |_| USAC Super Modified Division, |_| Amateur, |_| Street Stock,
                                    |_| Hobby Division)
|_| Racing not covered above:  Give type and details.

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Other Avocations (Please give details in Remarks Section)

|_| Ballooning                         |_|Mountain or Rock Climbing                    |_| Bungee Jumping
|_| Hang Gliding                       |_|Motorboat or Powerboat Racing                |_| White Water Rafting
|_| Ultralite Flying                   |_|Motorcycle Racing                            |_| Other

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Remarks




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21  Request to Terminate Coverage and Transfer Policy Value

Termination and Transfer Request

The owner hereby requests that all coverage under the policies listed below be terminated and any existing policy values transferred to the new contract applied for under the current application:

                                Insured's Full Name                                   Existing Policy No.








Effective Date of Coverage

If the new contract is issued as applied for, the Company's liability will begin on the date the new contract is approved for issue.
The Company's liability under the policies being terminated will cease on the same date.

If the new contract is issued other than as applied for, the Company's liability will begin on the date the owner signs for and accepts the modified contract.  The Company's liability under the policies being terminated will cease on the same date.

Limitation of Coverage

Coverage under the contract being applied for will not be in effect at the same time as the coverage being terminated under the policies listed above.

This limitation of coverage will not apply to coverage provided under any Temporary Insurance Agreement issued in connection with the current application.

Agreement and Signature

It is understood and agreed as follows:

1. The owner has read and understands the terms of this request and agrees to be bound by the limitations of coverage outlined above;

2. The insurance applied for will take effect on the effective date of coverage as described above;

3. No agent has the authority to waive any of the Company's rights or requirements or to make or alter any contract;

4. The policies being terminated will be released to the agent on the date the new contract is accepted.

Dated at                                                                   this                day of                   ,
                          City                       State                                                 Month            Year



Owner's Signature                                                         Creditor Beneficiary or Assignee Signature (if any)

Corporate Owner's Signature
If any of the above policies are owned by a corporation, please give name of corporation and obtain the signature of two corporate officers.


Name of Corporation
By:

President or Vice President                                              Secretary or Assistant Secretary


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22  Pre-Authorized Check Plan (PAC)

PAC Instructions:
1. This form is to be used to request the establishment of a new PAC plan or change banks or accounts under an existing PAC plan. Do not use this form to add a contract to an existing PAC plan.  Instead, simply provide the existing PAC plan number in the Section
   14, Special Requests Section of the application.

2. Attach a personalized sample check from the account to be used.

3. The total monthly premium on all policies in a PAC plan must be at least $10.

Request for PAC

I hereby request, by my signature in Section 27, Agreement and Signatures, that Kansas City Life Insurance Company make monthly withdrawals  from my checking  account to pay premiums on this contract applied for, or to make monthly withdrawals from my checking account to pay  premiums on the  following  additional pending applications.  Name of Proposed Insured(s). (Include policy number if available.)

Draft Date

I request the Company to draw the PAC check or debit entry on or after the *            day of the month.
*Available draft days are the 1st through the 28th.

Account Information

Payor's Name

Bank Name                                          Branch Name (if any)

|_| Checking    |_| Savings  Account Number                                  Bank Transit Number

Address where account
is maintained                                     City                             State                    Zip

Agreement for Automatic Premium Payments and Authorization to Honor Checks Drawn by the Company

It is agreed that:

1. This PAC plan does not change  any contract  provisions.  The payors authorization is not in lieu of payment in cash of the first premium, and does not constitute advance payment required by the Temporary Insurance Agreement.

2. Upon 30 days written  notice, this PAC plan may be stopped or changed at any time by the owner of any contract under this PAC plan,the Company or the payor.

3. Withdrawals will be made on or about the premium draft date shown above.

4. No premium notices or receipts will be sent. Debit entries or checks, when paid, will constitute receipts for premiums.

5. The  privilege of paying  premiums under this PAC plan may be revoked by the Company if any check or debit entry is not paid upon presentation.

6. The Company's rights in respect to each check and/or debit entry will be the same as if it were signed personally by me.

7. If any debit or check entry is dishonored,  the Company will be under no liability whatsoever,  even if such dishonor  results in forfeiture of insurance.

8. I authorize  the Company to pay and charge to my(our)  account,  debit entries or checks drawn by and payable to the order of the
   Company,  provided there are sufficient collected funds present to pay same upon presentation.  This authorization will remain in effect until revoked by me in writing, a copy of which will be sent to the Company.  Until the Company  receives  such notice,  I agree that the Company will be fully protected in honoring any such debit.

------------------------------------------------------------------------------------------------------------------------------------
23  Digital Prospectus Authorization

I hereby certify, by my signature in Section 27, Agreement and Signatures, that I have received Kansas City Life's variable product
prospectus dated                       in:

                  |_|Digital Format; or

                  |_|In Paper Form.

I consent to receive future updates to the prospectus, annual fund report and semi-annual fund report:

                  |_|Yes

                  |_|No

If neither of the above is selected, the owner will receive all updates in paper form.  Regardless of which update you elect, the owner may request a paper version and/or change the update format at anytime.

------------------------------------------------------------------------------------------------------------------------------------
24  Delivery of Illustration

|_| An illustration conforming to the contract applied for was provided at the time of application.

NOTE:  If an illustration conforming to the contract applied for was not provided at the time of application, please review the illustration waiver acknowledgements below.

                     Acknowledgement if no illustration conforming to the contract applied for was provided

|_| I acknowledge, by my signature in Section 27, Agreement and Signatures, that no illustration of future non-guaranteed values conforming to the life insurance contract applied for was provided.  I understand that an illustration conforming to the contract as issued will be provided no later than at the time of contract delivery.

                     Acknowledgement if illustration was viewed on computer screen, with no copy provided

A computer screen illustration was shown me by the agent based on the following personal and contract information:

     Male, Female,                Age or                    Risk                         Product                 Initial Death
      or Unisex                Date of Birth                Class                          Name                     Benefit


|_| Iacknowledge, by my signature in Section 27, Agreement and Signatures, that I viewed a computer screen illustration based on the information as stated above.  No paper copy of the illustration was furnished.  I understand that an illustration conforming to the contract as issued will be provided to me no later than at the time the contract is delivered.












------------------------------------------------------------------------------------------------------------------------------------
25  Disclosure Statement for Living Benefits Rider

How the Living Benefits Rider Providing Acceleration of Death Benefits Works:

The Living Benefits Rider guarantees that we will offer the contract owner the option of receiving all or a portion of the contract's death benefit prior to the death of the Insured.  To receive this benefit the Insured must be terminally ill or meet the
Nursing Home Option benefit requirements for receiving care in an eligible nursing home.  The accelerated benefit offered will be reduced to reflect the value today of the proceeds that would otherwise be payable at the time of death.  The contract owner is under no obligation to accept the payment of accelerated benefits.

The Living Benefits Rider is made available without underwriting and with no premium or charge before the request for prepayment.
However, because medical information will be necessary to adequately value the future benefits, we reserve the right to request such information.  The medical information is part of the requirement for submitting a valid claim.  If such information is not provided, we will limit the benefit base to be the proportional amount of the cash surrender value at the time of claim.

The Living Benefits Rider does not cover nursing home confinement that is solely for the convenience of the family or physician.  In cases where no significant reduction in life expectancy is justified, the benefit base will likely be close to, or equal to, the proportional cash surrender value.



                                                               EXAMPLE

                                                              Terminal Illness                    Nursing Home Confinement

Original Death Benefit                                           $200,000                                 $1,000,000
Available Proceeds                                                200,000                                    250,000

Election Amount                                                   200,000                                    200,000

Time Value Adjustment*                                            -14,800                                    -85,741
Processing Fee**                                                     -250                                       -250

Benefit Base                                                      184,950                                    114,009

Remaining Death Benefit                                              0                                       800,000
*based on an interest adjustment factor and our estimate of future events
**assumes maximum $250 processing fee (we may charge less than the maximum expense charge)


Note:  Because the benefit base is less than the proceeds placed under the prepayment option, there can be a negative financial impact if the Insured dies immediately after the prepayment is accepted.

ANY ACCELERATED BENEFITS PAID UNDER THE LIVING BENEFITS RIDER MAY BE TAXABLE.  IF SO, YOU OR YOUR BENEFICIARY MAY INCUR A TAX
OBLIGATION.  AS WITH ALL TAX MATTERS, YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR TO ASSESS THE IMPACT OF THIS BENEFIT ON YOUR
TAXES.

If I request that the Living Benefits Rider Providing Acceleration of Death Benefits be issued with my contract, I ackowledge, by my signature in Section 27, Agreement and Signatures, that I have received the above disclosure statement.

Instructions to Agent:  This disclosure must be given to applicant no later than at the time of application.

------------------------------------------------------------------------------------------------------------------------------------
26  Temporary Insurance Agreement

Please read this agreement carefully.  The information it contains is important to you.  The maximum amount of coverage under this and all other agreements will not be more than $250,000 for any person to be insured.  The maximum period of coverage under this agreement is 60 days.

Conditions For Temporary Insurance

Kansas City Life Insurance Company will provide limited temporary life insurance under the terms of this agreement if the money
specified in the amount of $               has been paid to the agent in exchange for this agreement.  Coverage will begin on the date of this agreement on those individuals proposed for insurance in the application, except for any person who answers Yes to any of the TIA health questions in Section 13 of this application.

Total Benefit Limitations

If the above conditions have been satisfied and any Proposed Insured dies while this temporary insurance is in effect, the Company will pay to he designated beneficiary who would have received payment under the contract applied for, the LESSER of (1) the amount of death benefits applied for on that Proposed Insured in the Plan Data Section of the application INCLUDING any accidental or supplemental death benefits; LESS any existing insurance with the Company that is being reissued, exchanged or converted in connection with this application or (2) $250,000.  This total benefit limit applies to all insurance applied for under: (1) this and any other current applications to the Company and; (2) any other Temporary Insurance Agreements.

Date Insurance Terminates

Temporary life insurance terminates automatically on the earliest of the following dates:
1.  60 days from the date of this agreement;
2.  the date coverage starts under the contract applied for;
3.  the date a contract, other than as applied for, is accepted or rejected by the applicant; or
4.  the date the Company mails notice of termination of insurance to the applicant.

Special Limitations

It is understood and agreed as follows:

1.  No one is authorized to accept money on Proposed Insureds under 15 days of age or over age 70 (last birthday) on the date of this agreement, nor will any temporary insurance coverage take effect as to such person.
2.  Fraud or material misrepresentations in the application invalidate this agreement and the Company's only liability is for refund of any payment made.
3.  If any Proposed Insured dies by suicide**, the Company's liability under this agreement is limited to a refund of any payment made.
4.  No insurance will take effect under this agreement if the check or draft submitted as payment is not honored by the bank.
5.  No one but the President, Vice President, Secretary or Assistant Secretary of Kansas City Life may change or waive the terms of this agreement.
6.  If the application is declined or withdrawn, the Company will immediately refund the advance payment shown above.  In no event will insurance under this agreement and under the contract issued on the application be effective at the same time.
    **(In Missouri, the Company must prove intent.)

NOTICE:  If you do not hear from the Company regarding the insurance applied for within 70 days from the date of this agreement, notify the Company at P.O. Box 219371, Kansas City, Missouri 64121-9371, Attention: New Business Department.

Kansas City Life Insurance Company                                                            To obtain further information contact:
                                                                                              New Business Department
                                                                                              Kansas City Life Insurance Company
                                                                                              PO Box 219371
                                                                                              Kansas City, MO 64121-9371

                                                    NOTICE OF INFORMATION PRACTICES
                                    Including Fair Credit Reporting Act Notice and MIB, Inc. Notice

     Thank you for your application. It is the major source of information about you which we use in evaluating your application and issuing your contract. However, we wish to inform you that an investigative consumer report may be ordered as to your insurability.
If an  investigative  consumer  report is prepared in connection with this application, you may request to be interviewed in connection with the preparation of this report.  This report may include,  if applicable, information as to your character, general reputation, personal  characteristics  and mode of living (except as may be related directly or indirectly to your sexual orientation) as may be obtained through interviews with family members, friends, neighbors and associates. If you would like to know whether such a report was ordered and, if so,  receive  additional information as to its nature and scope, including the name, address and phone number of the  reporting  agency,  we will be pleased to furnish this information upon your written request to our
Home Office at the address above. You may receive a copy of such report by contacting the reporting agency.
Our  experience  shows that  information  from  investigative  reports usually  does not have any adverse effect on our underwriting decision.  However, if it should, we will notify you in writing of this fact as well as provide you the identity by name and address of the reporting agency. You may then wish to discuss the matter with that agency.

We arecommitted to protecting the privacy of our customer's nonpublic personal information.  We will only disclose our customer's nonpublic personal information:  among the affiliated companies of the Kansas City Life Group; to provide services to our customers and administer our business; to market products; and as otherwise permitted by law.  We may disclose our customer's nonpublic personal information to our agents and representatives to provide services to our customers and for marketing purposes.  When we contract with other entities to provide support or marketing services, we will require them to adhere to our privacy standards.

Sometimes we acquire medical information about our customers, for instance, to underwrite an insurance contract or to process an insurance claim.  We will keep our customer's medical information confidential.  We will not share our customer's medical information even among the affiliated companies of the Kansas City Life Group without the customer's consent.  We will only use or disclose our customer's medical information to underwrite insurance, process claims, administer our business, to comply with laws and regulations or as otherwise authorized by our customers.

You have the right to obtain access to certain items of information we have collected about you, and you have the further right to request correction of information if you feel it is inaccurate.

If you wish to have a more detailed description of our information practices, we will be pleased to furnish this information upon your written request to  our New Business  Department, Kansas  City  Life  Insurance Company, PO  Box  219371,  Kansas City,
MO 64121-9371.

MIB, Inc. Notice

While  the information  you provide to us  regarding your insurability is treated as confidential,  Kansas  City  Life  or its reinsurers may make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. Should you apply for life or health insurance, or submit a claim for benefits to another member company, the Medical Information Bureau, upon request from that member company, will supply the information in its file.

Upon written request from you, the Bureau will arrange disclosure of any information  it may have in your file. If you question the  accuracy of the  information  in the  Bureau's  file,  you may contact the Bureau and seek a  correction in accordance with the procedure  set forth in the Federal Fair Credit  Reporting  Act. The address of the Bureau's information office is PO Box 105, Essex
Station, Boston, MA 02112. Telephone (617) 426-3660.

 We or our  reinsurers may also release  information in our file to other life insurance companies to whom you apply for life or health insurance, or to whom a claim for benefits may be submitted.

------------------------------------------------------------------------------------------------------------------------------------
27  Agreement and Signatures

It is understood and agreed as follows:

1. The statements and answers recorded in all parts of this application are true and complete.
2. No information regarding an Proposed Insured(s) will be considered known by the Company unless explicitly set out in writing on this application.
3. This application, and the answers to any required medical exam, will become a part of any contract issued on it.
4. No agent has the authority to waive any of the Company's rights or rules, or to make or change any contract.
5. The insurance  applied for will take effect only after the following occur while the Proposed  Insured(s)  is(are) living and his/her(their)  health is as stated in this  application: (1) the contract is delivered to the applicant; and (2) the first full premium is paid in cash.  The only  exception to this is provided in the Temporary Insurance Agreement if the agreement has been issued and the advance payment required by the agreement has been made.
6. Any changes or additions made by the Company in " Home Office  Endorsements"  will be ratified by the  applicant's  acceptance of any life insurance contract issued on this application. However, any change in the classification, amount of insurance, issue age, plan of insurance or any benefits will not be effective unless accepted in writing by me(us).
7. I(We) have received the Notice of Information Practices which explains my(our) rights under the Fair Credit Reporting Act.
8. If the Pre-Authorized Check Plan (PAC) in Section 22 has been selected by me to pay premiums on this contract, I(We) acknowledge that I(We) have read and fully understand and accept the terms of the Pre-Authorized Check Plan (PAC).
9. I(We) have paid $                         * to the  agent  in  exchange  for  the  Temporary  Insurance  Agreement  and  I(we)
   acknowledge that I(we) fully understand and accept its terms.
10. No minimum cash value is guaranteed.
11.I(We) understand that past investment performance does not guarantee future results.
12.The variable life plan applied for is suitable for my investment objectives, financial situations and needs.
13.I(We)  understand,  unless  otherwise  documented,  that this  investment is not an obligation of, or otherwise  guaranteed by
   Kansas City Life, Sunset Financial Services, Inc. or any of its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
This application will not be accepted unless each of the following have been initialed by the applicant(s):

------ ------   I(We)  understand  that this product  involves  risk,  and the amount and duration of the death  benefit and cash value of the contract may increase or decrease daily depending on the contract's investment results.

------ ------   I(We)  understand that this product  involves certain fees and/or charges and I(we) have received the most recent
                prospectus dated                              , where these fees are discussed in detail.

------ ------   I(We) understand that I(We) are buying life insurance.

------ ------   I(We)  understand that this plan is a long term  commitment and that canceling or surrendering  this contract may result in a loss of some or all of the premiums paid.
------------------------------------------------------------------------------------------------------------------------------------

                            *All premium checks must be made payable to Kansas City Life Insurance Company.
                                   Do not make check payable to the agent or leave the payee blank.

AUTHORIZATION:  I(We) authorize the following to give information (defined  below) to Kansas City Life or any person or group acting on the part of Kansas City Life: any medical  professional, medical care institution, the Medical Information Bureau, Inc., insurer, reinsurer,  government  agency,  consumer reporting agency or employer. "Information" means facts of: a medical nature in regard to my(our) physical or mental condition;  employment; other insurance  coverage; or any other non-medical  facts. I(We) understand that this information will be used by Kansas City Life to determine eligibility for insurance.I(We) agree this Authorization is valid for two and one-half years from the date signed. I(We) know that I(we) have a right to receive a copy of this Authorization upon request. I(We) agree that a photographic copy of this Authorization is as valid as the original.

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company.  Penalties may include imprisonment and fines, and may result in a denial of insurance benefits.

Dated at                                                        this                      day of                     ,
                 City                      State                                                     Month               Year


Primary Insured's Signature (if under 15, parent/guardian signature)     Primary Insured's Signature - for SVUL  (if under 15,
                                                                                                    parent/guardian signature)



Spouse's Signature (if spouse coverage applied for)                      Applicant's Signature (if other than Primary Insured)



First Other Insured's Signature (if over age 18)                         Second Other Insured's Signature (if over age 18)



Third Other Insured's Signature (if over age 18)                         Fourth Other Insured's Signature (if over age 18)



------------------------------------------------------------------------------------------------------------------------------------
28  Statement of Agent

1. I certify that no illustration conforming to the contract applied for was shown or provided to:

2. I certify that I displayed a computer screen illustration for                                            that complies with state
   requirements and for which no paper copy was furnished.

3. I certify that the statements of the Primary  Insured,  applicant and any other Proposed  Insured(s) have been correctly recorded in this  application  and that any  premium  payment  shown in item 9,  Section  27 has been collected  by me and a Temporary
   Insurance Agreement given to the applicant.

4. If the applicant applied for the Living Benefits Rider Providing Acceleration of Death Benefits, I acknowledge that the disclosure statement for this Rider (Section 25 of the application) was given to the applicant at the time of application.

5. To the best of my knowledge the insurance applied for in this application |_|will  |_|will not replace existing insurance.

Were all Proposed Insureds seen by you at the time of application?   |_|Yes  |_| No    If No, an examination may be required.

Source of Funds For Premium Payment

|_|Bank Account            |_|Variable Insurance Product                     |_|Other Investments
|_|Mutual Funds            |_|Traditional Insurance Product



---------------- ----------------------------------------------------    ----------- -----------------------------------------------
  Agent Code      Registered Representative/Agent Signature*              Agent Code   Signature of Other Agent(s)  (if split case)



---------------- --------------------------------------------------------
  Agency Code     Agency


----------------------------------------------- ------------------------------------------------------------------------------------
29 Broker-Dealer Information



---------------------------------------------------------------------    --------- -------------------------------------------------
Broker-Dealer Name (print)                                                R/R Code    Registered Representative/Agent Phone No.



---------------------------------------------------------------------    -----------------------------------------------------------
Broker-Dealer Address                                                     Broker-Dealer Authorized Signature

*Registered Representative/Agent Certification
By signing above, the Registered Representative/Agent certifies that he/she is NASD registered and state licensed for variable life contracts in the appropriate state.

                                           Send Completed Applications To The Following Address:
                                                     New Business Department
                                                     Kansas City Life Insurance Company
                                                     PO Box 219371
                                                     Kansas City, MO 64121-9371




                                               Portfolio of Funds for Variable Contracts

--------------------------------------------------------------- ----------------------- -------------------- -----------------------
                                                                  PREMIUM ALLOCATIONS
                                                                -----------------------
                                                                ---------- ------------
                                                                                              MONTHLY             QUARTERLY
                          FUND SELECTION*                          LUMP      PLANNED         DOLLAR COST          PORTFOLIO
                                                                   SUM       PERIODIC        AVERAGING**        REBALANCING **
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  [MFS Emerging Growth Series                                            %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  MFS Research Series                                                    %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  MFS Total Return Series                                                %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  MFS Utilities Series                                                   %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  MFS Global Governments Series                                          %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  MFS Bond Series                                                        %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  American Century VP Capital Appreciation                               %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  American Century VP Income & Growth                                    %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  American Century VP International                                      %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  American Century VP Value                                              %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Federated American Leaders Fund II                                     %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Federated High Income Bond Fund II                                     %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Federated International Small Company Fund II                          %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Federated Prime Money Fund II                                          %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Dreyfus Appreciation Portfolio                                         %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Dreyfus Small Cap Portfolio                                            %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Dreyfus Stock Index Fund                                               %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  The Dreyfus Socially Responsible Growth Fund, Inc.                     %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  J.P. Morgan U. S. Disciplined Equity Portfolio                         %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  J.P. Morgan Small Company Portfolio                                    %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Franklin Real Estate Fund (Class 2)                                    %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Franklin Small Cap Fund (Class 2)                                      %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Templeton Developing Markets Securities Fund (Class 2)                 %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Templeton International Securities Fund (Class 2)                      %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Calamos Convertible Portfolio                                          %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  AIM V.I. Dent Demographic Trends Fund                                  %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  AIM V.I. New Technology Fund                                           %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  AIM V.I. Value Fund                                                    %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Seligman Capital Portfolio (Class 2)                                   %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  Seligman Communications and Information Portfolio (Class 2)            %            %                    %                       %
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------
  KCL Fixed Account]                                                     %            %                    %
  ============================================================= ========== ============ ==================== =======================
  (Use whole percentages only.                                     100%        100%              100%                   100%
  Percentages must total 100 %)       Total
  ------------------------------------------------------------- ---------- ------------ -------------------- -----------------------

* A maximum of 15 fund selections is available at any one time.

** NOTE:    It is not  necessary  to fill in the  percentages  on this page for  Monthly  Dollar  Cost Averaging and/or Quarterly
            Portfolio Rebalancing allocations if they are the same as the initial premium allocations. Simply check the appropriate box in Section 9 and 10 of this application that tells us they are the same.